THE GDL FUND One Corporate Center Rye, NY 10580-1422 t 914.921.5070 GABELLI.COM

For information:
Peter Baldino
(914) 921-5070

PRESS RELEASE

FOR IMMEDIATE RELEASE	NYSE – GDL
Rye, New York	CUSIP – 361570104
November 20, 2017	NYSE – GDL PrB
CUSIP – 361570302

THE GDL FUND AUTHORIZES

NON-TRANSFERABLE PREFERRED SHARE RIGHTS OFFERING

Rye, NY — The Board of Trustees of The GDL Fund (NYSE:GDL) (the “Fund”) has approved in principle a non-transferable rights offering (the “Offering”) by the Fund to the holders of its Series B Cumulative Puttable and Callable Preferred Shares (the “Series B Preferred”) to acquire shares of a newly designated series of preferred shares, Series C Cumulative Puttable and Callable Preferred Shares (the “Series C Preferred”). Key aspects of the Offering, including the timing and the pricing, as well as the terms of the Series C Preferred and the amount of liquidation preference of Series C Preferred available for issuance in the Offering, have yet to be determined. The Offering, including the terms of the Series C Preferred, is subject to final approval by a pricing committee established by the Board, and the Board and/or the pricing committee reserves the right to delay or cancel the Offering.

The Fund intends to apply for a New York Stock Exchange listing of the Series C Preferred if the Offering is commenced.

Any Offering will be made only by means of a prospectus and this announcement does not constitute an offer to sell, or a solicitation of an offer to buy, any of the Fund’s securities. The information in this announcement is not complete and is subject to change. This document is not an offer to sell any of the Fund’s securities and is not soliciting an offer to buy any of the Fund’s securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a final prospectus. A registration statement related to the Fund’s securities has been filed with the Securities and Exchange Commission, but has not yet become effective. The Fund may not sell its securities, including the Series C Preferred, until the registration statement filed with the Securities and Exchange Commission is effective. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The preliminary base prospectus filed with the Securities and Exchange Commission and the final base prospectus, when available, contains or will contain this and additional important information about the Fund and should be read carefully before investing. Additionally, the prospectus supplement filed with the Securities and Exchange Commission in connection with any Offering will contain this and additional important information about the Fund and the Offering, and should be read carefully before investing. For further information regarding the Offering, or to obtain a preliminary base prospectus or a prospectus supplement and the accompanying final base prospectus, when available, please contact the Fund at 800-GABELLI or 914-921-5070.

The GDL Fund is a diversified, closed-end management investment company with approximately $338 million in total managed assets whose investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund is managed by Gabelli Funds, LLC, and a subsidiary of GAMCO Investors, Inc. (NYSE:GBL).